Exhibit 10.1      Consent of Huber, Michaels & Company, Certified Public
                  Accountants

                        CONSENT OF INDEPENDENT AUDITORS


     WE CONSENT TO THE REFERENCE TO OUR FIRM UNDER THE CAPTION "EXPERTS" AND TO THE USE OF OUR REPORTS DATED OCTOBER 7 AND JUNE 29, 1999, IN THE REGISTRATION STATEMENT (FORM SB-1) AND THE RELATED PROSPECTUS OF THE IMAGING CENTER, INC. FOR THE REGISTRATION OF 1,000,000 SHARES OF ITS CLASS B NON-VOTING COMMON STOCK.


                                            HUBER, MICHAELS & COMPANY, Certified
                                            Public Accountants


                                            By: /s/ Edward N. Huber___________
                                                Edward N. Huber, CPA


Cumberland, Maryland
October 15, 1999




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